SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


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Date of report (Date of earliest event reported) December 19, 2000
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                            THE GOLDFIELD CORPORATION
               (Exact Name of Registrant as Specified in Charter)



               Delaware                    1-7525             88-0031580
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     (State or Other Jurisdiction       (Commission          (IRS Employer
           of Incorporation)            File Number)       Identification No.)

100 Rialto Place, Suite 500, Melbourne, Florida                  32901
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (321) 724-1700
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Item 5.  Other Events.

     On December 19, 2000, the Board of Directors of The Goldfield Corporation (the "Registrant"), as a matter of responsible corporate governance, amended the Registrant's By-Laws to require that advance notice be given to the Registrant by any stockholder who intends to nominate a director to the Registrant's Board of Directors or to bring business before any meeting of the stockholders of the Registrant. The written notice must contain information relating to the nominee or proposal and to the stockholder so nominating or proposing, and, in the case of an Annual Meeting, must be given not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (which was held this year on May 23, 2000). The By-Laws and the By-Law amendment are filed herewith and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)      Exhibits.

    3-2 By-Laws of the Company, as amended prior to adoption of By-Law amendment set forth in Exhibit 3-3.

    3-3 Amendment to By-Laws of the Company, as amended, adopted December 19, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE GOLDFIELD CORPORATION




Date:    December 27, 2000       /s/ John H. Sottile
                                 -------------------
                                 By:      John H. Sottile
                                 Title:   Chairman of the Board of Directors,
                                          President and Chief Executive Officer

         Exhibit Index

         Exhibit  Description

         3-2 By-Laws of the Company, as amended prior to adoption of the By-Law amendment set forth in Exhibit 3-3.

         3-3 Amendment to By-Laws of the Company, as amended, adopted December 19, 2000.